UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2020

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	AVID	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 7, 2020, Avid Technology, Inc. (the “Company”) executed an unsecured promissory note (the “Note”) with Citizens Bank N.A. to evidence a loan to the Company in the amount of $7,800,000 under the Paycheck Protection Program (the “PPP”) established under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), administered by the U.S. Small Business Administration (the "SBA").

In accordance with the requirements of the CARES Act, the Company expects to use the proceeds from the loan exclusively for qualified expenses under the PPP, including payroll costs, mortgage interest, rent and utility costs. Interest will accrue on the outstanding balance of the Note at a rate of 1.00% per annum. The Company expects to apply for forgiveness of up to the entire amount of the Note. Notwithstanding the Company’s eligibility to apply for forgiveness, no assurance can be given that the Company will obtain forgiveness of all or any portion of the amounts due under the Note. The amount of forgiveness under the Note is calculated in accordance with the requirements of the PPP, including the provisions of Section 1106 of the CARES Act, subject to limitations and ongoing rule-making by the SBA and the maintenance of employee and compensation levels.

Subject to any forgiveness granted under the PPP, the Note is scheduled to mature two years from the date of first disbursement under the Note. The Note may be prepaid at any time prior to maturity with no prepayment penalties. The Note provides for customary events of default, including, among others, those relating to failure to make payments, bankruptcy, and significant changes in ownership. The occurrence of an event of default may result in the required immediate repayment of all amounts outstanding and/or filing suit and obtaining judgment against the Company. The Company’s obligations under the Note are not secured by any collateral or personal guarantees.

In connection with the Note, the Company entered into an amendment to its credit facility in which the agents and the lenders thereunder consented to the Company's borrowing of a loan under the PPP pursuant to the Note.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description
99.1	Paycheck Protection Note, dated May 7, 2020, in favor of Citizens Bank N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: May 7, 2020	By: /s/ Kenneth Gayron Name: Kenneth Gayron Title: Executive Vice President and Chief Financial Officer